SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

DWS Short–Term Municipal Bond Fund

The following changes are effective on or about April 28, 2014:

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the summary section of the fund’s prospectus.

Philip G. Condon, Managing Director. Co–Lead Portfolio Manager of the fund. Began managing the fund in 2003.

Ashton P. Goodfield, CFA, Managing Director. Co–Lead Portfolio Manager of the fund. Began managing the fund in 2003.

The following information replaces the existing disclosure contained under the ”MANAGEMENT” sub-heading of the ”FUND DETAILS” section of the fund’s prospectus.

Philip G. Condon, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2003.

■	Joined Deutsche Asset & Wealth Management in 1983.

■	Head of US Retail Fixed Income Funds.

■	BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2003.

■	Joined Deutsche Asset & Wealth Management in 1986.

■	BA, Duke University.

Please Retain This Supplement for Future Reference

March 14, 2014 PROSTKR-359